                     NYLIAC VARIABLE UNIVERSAL LIFE PROVIDER

       A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS
           UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                         Supplement dated July 18, 2003
                        to Prospectus dated May 16, 2003

         This supplement amends the May 16, 2003 Prospectus for the NYLIAC Variable Universal Life Provider Policies ("Policies"). You should read this information carefully before you invest and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with the May 16, 2003 Prospectus for the Policies. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

         The purpose of this supplement is to describe an amendment of the loan value provision available under the policy, which is effective as of July 18, 2003. You can borrow any amount up to the loan value of the policy. This supplement applies to policies issued with and without an Alternative Cash Surrender Value ("ACSV"). Keeping this purpose in mind, please note the following changes.

         On page 49, delete the second sentence of the first paragraph under the heading "Loans" and replace it with the following:

                  The loan value at any time is equal to the greater of:

                  I. 90% of the Cash Surrender Value less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or

                  II.      ((100%-a) x b) - c, where:

                           a = the current loan interest rate;
                           b = the policy's Cash Surrender Value; and c = the sum of three months of Monthly Deductions.

         On page 51, delete the final sentence of the final paragraph under the heading "When Loan Interest is Due," and replace it with the following:

                  In addition, the interest amount will be withdrawn on a pro rata basis if the interest charged would cause the amount of the borrowing to exceed the greater of (I) 90% of the Cash Surrender Value less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or (II) ((100%-a) x b) - c, where: a = the current loan interest rate; b = the policy's Cash Surrender Value; and c = the sum of three months of Monthly Deductions.

                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010